UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2010

NUTRITION 21, INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2010, P. George Benson resigned as a director of Nutrition 21, Inc. (the "Company"), as a member of the Audit Committee of the Board of Directors, and as a member of a special committee that the Board of Directors has formed to consider possible approaches to meet a requirement that the Company redeem its Series J Preferred Stock in September 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Nutrition 21, Inc. (Registrant)

Date: December 28, 2010	By:	/s/ Michael A. Zeher
Michael A. Zeher President & Chief Executive Officer